VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

18.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2018	2017
Cost
As of January 1	2,431,136	2,438,720
Additions	11,304	1,349
Transfer from asset under development (1)	1,296,431	—
Transfer to asset under development	(90,828)	—
Write-offs	(9,995)	(8,933)
As of December 31	3,638,048	2,431,136

Depreciation, amortization and impairment
As of January 1	(354,077)	(284,889)
Charge for the year (2)	(93,415)	(76,522)
Transfer to asset under development	70,828	—
Write-offs	9,995	7,334
As of December 31	(366,669)	(354,077)
		—
Net book value as at December 31	3,271,379	2,077,059

(1) On completion of the Hilli FLNG conversion and commissioning, we reclassified the total balance from "Asset under development" in our consolidated balance sheet as of December 31, 2018. Capitalized interest costs of $148.1 million are included in the cost amounts above as of December 31, 2018.
(2) Depreciation and amortization charge for the year ended December 31, 2018 excludes $0.3 million of amortization charged to non-current assets in relation to the Cameroon License fee.

Drydocking costs of $133.3 million and $37.4 million are included in the cost amounts above as of December 31, 2018 and 2017, respectively. Accumulated amortization of those costs as of December 31, 2018 and 2017 were $26.0 million and $24.3 million, respectively.

Depreciation and amortization expense for each of the years ended December 31, 2018, 2017 and 2016 was $93.4 million, $76.5 million and $73.0 million, respectively.

As at December 31, 2018 and 2017, vessels with a net book value of $3,244.3 million and $2,032.7 million, respectively, were pledged as security for certain debt facilities (see note 30).

As at December 31, 2018 and 2017, included in the above amounts is office equipment with a net book value of $5.7 million and $3.9 million, respectively.